SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        September 9, 1998
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                         FIRSTCITY FINANCIAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


    Delaware                         1-7614                       76-0243729
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(State or Other              (Commission File Number)           (IRS Employer
  Jurisdiction                                               Identification No.)
of Incorporation)


6400 Imperial Drive, Waco, TX                                          76712
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code         (254) 751-1750
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HOFS02...:\92\54892\0010\1612\FRM4298L.08A
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.     OTHER EVENTS

            Press Release of September 9, 1998.

ITEM 7.     EXHIBITS



 Exhibit number    Description
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      99.1         Press Release of September 9, 1998










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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              FIRSTCITY FINANCIAL CORPORATION

                              By: /s/ Gary H. Miller
                                  ----------------------------------------------
                              Name: Gary H. Miller
                              Title: Senior Vice President and Chief Financial
                                      Officer

Date:  September 11, 1998










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                                  EXHIBIT INDEX


 Exhibit number    Description
 --------------    -----------

      99.1         Press Release of September 9, 1998
















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